                                                                   Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In  connection  with the  annual  report on Form 10-K of  Southwest  Iowa
Renewable  Energy,  LLC (the "Company") for the period ended September 30, 2008, as filed with the  Securities  and Exchange  Commission  on the date hereof (the
"Report"), I, Cindy Patterson,  Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

         1.   The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                                         /s/ Cindy Patterson
                                         ---------------------------------
                                         Chief Financial Officer
                                         Dated: December 29, 2008